Exhibit 10.14

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (“Subscription Agreement”) made as of this ____ day of ____, 2016, by and between NYIAX, Inc., a Delaware corporation (the “Company”), and the undersigned (the “Subscriber”).

RECITALS

WHEREAS, Company intends to obtain subscriptions for the purchase and sale, in a private placement transaction (the “Offering”) pursuant to Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”), a round of its common stock, par value $0.0001 per share (collectively the “Common Stock”) in an aggregate principal amount of up to $2,500,000 (the “Shares”) on the terms and conditions hereinafter set forth, and the Subscriber desires to acquire that number of shares of Common Stock set forth on the signature page hereof.

NOW, THEREFORE, for and in consideration of the promises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

AGREEMENT

1. Subscription Procedure

1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company the number of shares of Common Stock as is set forth upon the signature page hereof at a price of $3.30 per share (the “Purchase Price”). The Company agrees to sell such shares of Common Stock to the Subscriber for the Purchase Price, subject to the provisions of Section 1.7, below.

1.2 The subscription period will begin as of May 25, 2016 and will terminate at 5:00 PM Eastern Standard Time on July 25, 2016, unless extended for up to an additional 30 days by the Company and the Placement Agent (as defined below) (the “Termination Date”). The Common Stock will be offered on a “best efforts” basis as more particularly set forth in that Confidential Private Placement Memorandum and any supplements thereto (the “Offering Memorandum”), dated May 26, 2016. The minimum investment per subscription of this Offering is $50,000.00, subject to the Company’s right to accept a lesser amount. There is no minimum number of Shares that must be sold to close this Offering. The Company may conduct one or more closings (each, a “Closing”) prior to the receipt of the maximum offering amount of $2,500,000. The consummation of the Offering is subject to the satisfaction of a number of conditions to be further described in the Offering Memorandum, one or more of which conditions may not occur.

1.3 Placement of the Common Stock will be made by WestPark Capital, Inc. (the “Placement Agent”), which will receive certain compensation therefore as will be more fully described in the Offering Memorandum.

1.4 The Purchase Price will be placed in escrow pursuant to an escrow agreement (the “Escrow Agreement”) by and among the Placement Agent, the Company and Signature Bank, N.A., as escrow agent (the “Escrow Agent”), and such escrowed funds shall be transmitted and maintained in compliance with SEC Rule 15c2-4, as promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as applicable, and shall be released to the Company at one or more Closings. Such funds will be held for the Subscriber’s benefit, and will be returned promptly, without interest or offset if this Subscription Agreement is not accepted by the Company, or the Offering is terminated pursuant to its terms or by the Company or the Placement Agent prior to the any Closing.

1.5 Certificates representing shares of Common Stock bearing the name of the Subscriber will be delivered by the Company within a reasonable amount of time following the final Closing of the Offering. The Subscriber hereby authorizes and directs the Company to deliver the aforementioned certificates to be issued to such Subscriber pursuant to this Subscription Agreement to the residential or business address indicated in the Investor Questionnaire, as attached.

1.6 The Purchase Price for the Shares purchased hereunder shall be paid to the Escrow Agent pursuant to the following instructions:

If by wire transfer:

If by check:

Payable to:

Memo:

Mailed to:

1.7 The Company or the Placement Agent, may, in their sole discretion, reject any subscription, in whole or in part. The Company may, in its sole discretion, terminate or withdraw the Offering in its entirety at any time prior to a Closing in relation thereto. If this subscription is rejected in whole or the Offering is terminated, all funds received from the Subscriber will be returned without interest or offset, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted. Neither the Company nor the Placement Agent shall be required to allocate among investors on a pro rata basis in the event of an over-subscription.

2. Representations and Covenants of Subscriber

2.1 The Subscriber recognizes that the purchase of the Shares involves a high degree of risk in that (i) the Company will need additional capital to operate its business but has no assurance of additional necessary capital; (ii) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (iii) an investor may not be able to liquidate his, her or its investment in the Shares; (iv) transferability of the Shares is extremely limited; (v) an investor could sustain the loss of his, her or its entire investment; and (vi) the Company is and will be subject to numerous other risks and uncertainties, including without limitation, significant and material risks relating to the Company’s business and operations, and the industries, markets and geographic regions in which the Company competes, as well as risks associated with the Offering, all as more fully set forth herein and in the Offering Memorandum, the terms of which have been reviewed and accepted by the Subscriber.

2.2 The Subscriber represents that he, she or it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the Act, as indicated by his, her or its responses to the Investor Questionnaire, the form of which is attached hereto as Exhibit A, and that he, she or it is able to bear the economic risk of an investment in the Shares. The Subscriber must complete the applicable Investor Questionnaire to enable the Company to assess the Subscriber’s eligibility for the Offering.

2.3 The Subscriber acknowledges that he, she or it has prior investment experience, including without limitation, investment in non-listed and non-registered securities, or he, she or it has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company both to him, her or it and to all other prospective investors in the Shares and to evaluate the merits and risks of such an investment on his, her or its behalf, and that he, she or it recognizes the highly speculative nature of this investment.

2.4 The Subscriber acknowledges receipt and careful review of the Offering Memorandum, this Subscription Agreement, and the attachments hereto and thereto (collectively, the “Offering Documents”) and hereby represents that he, she or it has been furnished or given access by the Company during the course of this Offering with or to all information regarding the Company and its financial conditions and results of operations which he, she or it had requested or desired to know; that all documents which could be reasonably provided have been made available for his, her or its inspection and review; that he, she or it has been afforded the opportunity to ask questions of and receive answers from duly authorized representatives of the Company concerning the terms and conditions of the Offering, and any additional information which he, she or it had requested. The Subscriber further represents and acknowledges that the Subscriber has not seen or received any advertisement or general solicitation with respect to the sale of any of the securities of the Company, including, without limitation, the Shares.

2.5 The Subscriber acknowledges that this Offering of the Shares may involve tax consequences, and that the contents of the Offering Documents do not contain tax advice or information. The Subscriber acknowledges that he, she or it must retain his, her or its own professional advisors to evaluate the tax and other consequences of an investment in the Shares.

2.6 The Subscriber acknowledges that this Offering of the Shares has not been reviewed or approved by the United States Securities and Exchange Commission (“SEC”) because the Offering is intended to be a nonpublic offering pursuant to Section 4(a)(2) of the Act. The Subscriber represents that the Shares are being purchased for his, her or its own account, for investment and not for distribution or resale to others. The Subscriber agrees that he, she or it will not sell or otherwise transfer any of the Shares unless they are registered under the Act or unless an exemption from such registration is available and, upon the Company’s request, the Company receives an opinion of counsel reasonably satisfactory to the Company confirming that an exemption from such registration is available for such sale or transfer.

2.7 The Subscriber understands that the Shares have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon his, her or its investment intention. The Subscriber realizes that, in the view of the SEC, a purchase now with the intention to distribute would represent a purchase with an intention inconsistent with his, her or its representation to the Company, and the SEC might regard such a distribution as a deferred sale to which such exemption is not available.

2.8 The Subscriber understands that Rule 144 (the “Rule”) promulgated under the Act requires, among other conditions, a six (6) month holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering, such as the Offering, without having to satisfy the registration requirements under the Act. The Subscriber understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Exchange Act, or its dissemination to the public of any current financial or other information concerning the Company, as is required by Rule 144 as one of the conditions of its availability. The Subscriber consents that the Company may, if it desires, permit the transfer of the Shares out of his, her or its name only when his, her or its request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Act, any applicable state “blue sky” laws or any applicable securities laws of any other country, province or jurisdiction (collectively, “Securities Laws”). The Subscriber agrees to hold the Company and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by him contained herein or in the Investor Questionnaire or any sale or distribution by the undersigned Subscriber in violation of any Securities Laws.

2.9 The Subscriber acknowledges and consents to the placement of one or more legends on any certificate or other document evidencing his, her or its Shares stating that they have not been registered under the Act, substantially in the form as set forth below, and are subject to the terms of this Subscription Agreement, including the lock up restriction set forth in Section 3.5, and setting forth or referring to the restrictions on the transferability and sale thereof:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

2.10 The Subscriber understands that the Company will review this Subscription Agreement and the Investor Questionnaire and, if the Subscriber is a natural person, the Company is hereby given authority by the Subscriber to call his, her or its bank or place of employment. The Subscriber further authorizes the Company to review his, her or its financial standing; and the Subscriber agrees that the Company reserves the unrestricted right to reject or limit any subscription and to close the Offering pursuant to the terms of the Offering Documents.

2.11 The Subscriber hereby represents that the address of Subscriber furnished by him, her or it at the end of this Subscription Agreement and in the Investor Questionnaire is the undersigned’s principal residence if he, she or it is an individual or its principal business address if it is a corporation or other entity.

2.12 The Subscriber acknowledges that if the Subscriber is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, he, she or it must give such firm the notice required by the FINRA Conduct Rules, or any applicable successor rules of the FINRA, receipt of which must be acknowledged by such firm on the signature page hereof. The Subscriber shall also notify the Company if the Subscriber or any affiliate of Subscriber is a registered broker-dealer with the SEC, in which case the Subscriber represents that the Subscriber is purchasing the Shares in the ordinary course of business and, at the time of purchase of the Shares, has no agreements or understandings, directly or indirectly, with any person to distribute the Shares or any portion thereof.

2.13 The Subscriber hereby represents that, except as set forth in the Offering Documents, no representations or warranties have been made to the Subscriber by either the Company or its agents, employees or affiliates and in entering into this transaction, the Subscriber is not relying on any information, other than that contained in the Offering Documents and the results of independent investigation by the Subscriber.

2.14 The Subscriber agrees that he, she or it will purchase the Shares in the Offering only if his, her or its intent at such time is to make such purchase for investment purposes and not with a view toward resale.

2.15 If the Subscriber is a partnership, corporation, trust or other entity, such partnership, corporation, trust or other entity further represents and warrants that: (i) it was not formed for the purpose of investing in the Company; (ii) it is authorized and otherwise duly qualified to purchase and hold the Shares; and (iii) that this Subscription Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the Subscriber.

2.16 If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Shares. Such Subscriber’s subscription and payment for, and his, her or its continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

2.17 The Subscriber acknowledges that (i) the Offering Memorandum contains material, non-public information concerning the Company within the meaning of Regulation FD promulgated by the SEC, and (ii) the Subscriber is obtaining such material, non-public information solely for the purpose of considering whether to purchase the Shares pursuant to a private placement that is exempt from registration under the Act. In accordance with Regulation FD and other applicable provisions of the Securities Laws, the Subscriber agrees to keep such information confidential and not to disclose it to any other person or entity except the Subscriber’s legal counsel, advisors and other representatives who have agreed (i) to keep such information confidential, (ii) to use such information only for the purpose set forth above, and (iii) to comply with applicable securities laws with respect to such information. In addition, the Subscriber further acknowledges that the Subscriber and such legal counsel, advisors and other representatives are prohibited from trading in the Company’s securities while in possession of material, non-public information and agrees to refrain from purchasing or selling securities of the Company until such material, non-public information has been publicly disseminated by the Company. The Subscriber agrees to indemnify and hold harmless the Company and its officers, directors, employees and affiliates and each other person, if any, who controls any of the foregoing, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty by the Subscriber, or the Subscriber’s breach of, or failure to comply with, any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to the Company or its respective officers, directors, employees or affiliates or each other person, if any, who controls any of the foregoing in connection with this transaction.

2.18 The Subscriber understands and acknowledges that (i) the Shares are being offered and sold to Subscriber without registration under the Act in a private placement that is exempt from the registration provisions of the Act under Section 4(a)(2) of the Act; and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations made by the Subscribers, and such Subscriber hereby consents to such reliance.

2.19 The Subscriber understands and acknowledges that he, she or it will at all times be in compliance with any and all state and federal securities and other laws, statutes and regulations regarding his, her or its ownership and/or any sale, transfer or hypothecation of the Shares including but not limited to those rules and regulations promulgated by the SEC, FINRA and any exchange on which the Company’s Common Stock is listed, and those of federal and state governments and other agencies such as improper short selling of the Company’s Common Stock and failure to properly file all documents required by the SEC or otherwise.

2.20 The Subscriber agrees that it, he, she or it shall not, directly or indirectly sell, assign, exchange, distribute, offer to sell, contract to sell (including, without limitation, any short sale), hypothecate, pledge, grant any option to purchase or otherwise transfer or dispose of any Shares of the Company held by it, him or her and purchased further to this Subscription Agreement, at any time from the date hereof until that date that is six (6) months from the effective date of the Offering.

2.21 Special “Bad Boy” Risk Disclosures. The undersigned understands and agrees that an investment in the Shares involves special risks, and the undersigned understands those risks (including without limitation the risks set forth in the Offering Documents), and the undersigned is expressly assuming such risks. The undersigned acknowledges and is aware that the Shares are speculative investments which involve a high degree of risk of loss by Subscriber of his, her or its entire investment in the Company. The undersigned agrees and acknowledges that it is the undersigned’s sole responsibility to conduct a “due diligence” investigation of the Company and the financial prospects of the Company. The undersigned has not relied on the Placement Agent, WestPark Capital, Inc., for due diligence or suitability or investment recommendations.

3. Representations by the Company

The Company represents and warrants to the Subscriber that:

3.1 Organization and Authority. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Subscription Agreement and the Offering Documents being executed and delivered by it in connection herewith, and to consummate the transactions contemplated hereby and thereby.

3.2 Authorization. The Offering Documents have been duly and validly authorized by the Company. This Subscription Agreement, assuming due execution and delivery by the Subscriber, when the Subscription Agreement is executed and delivered by the Company, will be, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and general principles of equity, regardless of whether enforcement is considered in a proceeding in equity or at law.

3.3 Non-Contravention. The execution and delivery of the Offering Documents by the Company, the issuance of the Shares as contemplated by the Offering Documents and the completion by the Company of the other transactions contemplated by the Offering Documents do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any provision of the certificate of incorporation or by-laws or similar instruments of the Company or its subsidiaries, (ii) conflict with or result in a breach by the Company or its subsidiaries of any of the terms or provisions of, or constitute a default under, or result in the modification of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or its subsidiaries, pursuant to any agreements, instruments or documents or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which Company or any of its subsidiaries or any of its properties or assets are bound or affected, in any such case which would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company to perform its obligations under, the Offering Documents, (iii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its subsidiaries or any of its respective properties or assets that would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company to perform its obligations under, the Offering Documents, or (iv) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or its subsidiaries to own or lease and operate any of its properties and to conduct any of its business or the ability of the Company or its subsidiaries to make use thereof.

3.4 Absence of Certain Proceedings. The Company is not aware of any action, suit, proceeding, inquiry or investigation before or by any court, public board or body, or governmental agency pending or threatened against or affecting the Company or any of its subsidiaries, in any such case wherein an unfavorable decision, ruling or finding could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, the Offering Documents.

3.5 Piggy-Back Registration Right. If the Company proposes to register any of its Common Stock (other than pursuant to a Registration on Form S-4 or S-8 or any successor form), it will give prompt written notice to the Subscriber of its intention to effect such registration (the “Incidental Registration”). Within ten (10) business days of receiving such written notice of an Incidental Registration, the Subscriber may make a written request (the “Piggy-Back Request”) that the Company include in the proposed Incidental Registration all, or a portion, of the Shares owned by the Subscriber. The Company will use its commercially reasonable efforts to include in any Incidental Registration all Shares which the Company has been requested to register pursuant to any timely Piggy-Back Request. Notwithstanding the foregoing, (i) the Company shall not be obligated pursuant to this section to effect a registration pursuant to a timely Piggy-Back Request if the Company discontinues the related Incidental Registration at any time prior to the effective date of any Registration Statement filed in connection therewith; (ii) if a registration pursuant to this section involves an underwritten offering, and the managing underwriter (or, in the case of an offering that is not underwritten, an investment banker) shall advise the Company that, in its opinion, the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration to the extent of the number which the Company is so advised can be sold in such offering, first, the securities the Company proposes to sell for its own account in such registration and second, the Shares of the Subscriber requesting to be included in such registration and all other securities requested to be included in such registration on a pro rata basis; (iii) if the Company is engaged in, or has definitive plans to engage in, any activity or negotiations that, in the good faith determination of the Board of Directors of the Company, would be adversely affected by disclosure that would be required in connection with a registration to the material detriment of the Company, then the Company may delay such registration for a period of 80 days from the date of the conclusion of such activity or negotiations; and (iv) the Company shall not be obligated pursuant to this section to effect a registration pursuant to a timely Piggy-Back Request of any Shares that are eligible for resale pursuant to Rule 144 promulgated under the Securities Act or that are the subject of a then effective registration statement.

4. Miscellaneous

4.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at NYIAX, Inc., 85 Broad Street, New York, NY 10004, Attention: Carolina Abenante, and to the Subscriber at his, her or its address indicated on the signature page of this Subscription Agreement. Notices shall be deemed to have been given three (3) business days after the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

4.2 This Subscription Agreement may be amended through a written instrument signed by both the Subscriber and the Company; provided, however, that the terms of Section 4 of this Subscription Agreement may be amended without the consent or approval of the Subscriber so long as such amendment applies in the same fashion to the subscription agreements of all of the other subscribers for the Shares in the Offering and at least holders of a majority of the Shares sold in the Offering have given their approval of such amendment, which approval shall be binding on all holders of the Shares.

4.3 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

4.4 This Subscription Agreement shall be construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law. The parties hereunder agree that any dispute arising out of or relating to an investment pursuant to this Subscription Agreement or concerning this Subscription Agreement, including but not limited to disputes as to arbitrability and all disputes with the Company or any of its Placement Agents, or any employee, agent, representative, officer, director or attorney of the Company or any Placement Agent, shall be resolved through final, binding, non-appealable arbitration, before a single, neutral arbitrator, at JAMS, in New York County, New York in accordance with the rules and regulations of the American Arbitration Association. Venue of all arbitration shall be JAMS Dispute Resolution Center, New York County, New York. The Parties agree that each side will pay fifty percent (50%) of the cost of any arbitration proceedings. Judgment on any arbitration award may be entered in any court having jurisdiction. Any arbitration award shall be in United States Dollars and may be enforced in any jurisdiction in which the party against whom enforcement is sought maintains assets. The Parties agree to limit their respective testimony at any arbitration hearing to three hours per side. SUBSCRIBER HEREBY WAIVES ANY RIGHT TO SEEK ANY TYPE OF DAMAGES OTHER THAN COMPENSATORY DAMAGES, INCLUDING BUT NOT LIMITED TO CONSEQUENTIAL DAMAGES AND PUNITIVE DAMAGES. SUBSCRIBER HEREBY FURTHER WAIVES THE RIGHT TO A TRIAL BY JURY, THE RIGHT TO BRING A CLASS ACTION SUIT, AND OTHER POTENTIAL REMEDIES THAT OTHERWISE MAY BE AFFORDED BY LAW. THIS IS A CLASS ACTION WAIVER THAT APPLIES TO ALL DISPUTES ARISING OUT OF THIS INVESTMENT, INCLUDING BUT NOT LIMITED TO ANY DISPUTES WITH THE COMPANY, ITS PLACEMENT AGENT, AND ALL OF THEIR EMPLOYEES, AGENTS, REPRESENTATIVES, OFFICERS, DIRECTORS, OR ATTORNEYS.

4.5 This Subscription Agreement may be executed in counterparts. It shall not be binding upon the Company unless and until it is accepted by the Company. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Shares as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers. This Subscription Agreement may be executed and delivered by facsimile or by email with scanned copy.

4.6 The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

4.7 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

4.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

4.9 The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law, provided that the Company may provide information relating to the Subscriber as required in any registration statement under the Act that may be filed by the Company pursuant to the requirements of this Subscription Agreement.

4.10 The obligation of the Subscriber hereunder is several and not joint with the obligations of any other subscribers for the purchase of Shares in the Offering (the “Other Subscribers”), and the Subscriber shall not be responsible in any way for the performance of the obligations of any other subscribers of this Offering. Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by the Subscriber pursuant hereto, shall be deemed to constitute the Subscriber and the other subscribers of this Offering as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscriber and the other subscribers of this Offering are in any way acting in concert with respect to such obligations or the transactions contemplated by this Subscription Agreement. The Subscriber shall be entitled to protect and enforce the Subscriber’s rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any other subscriber(s) of this Offering to be joined as an additional party in any proceeding for such purpose. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. The Subscriber is not acting as part of a “group” (as that term is used in Section 13(d) of the Exchange Act) in negotiating and entering into this Subscription Agreement or purchasing, disposing of or voting any of the Shares. The Company hereby confirms that it understands and agrees that the Subscriber is not acting as part of any such group.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year first written above.

Subscriber

Full Legal Name of Subscriber (Please print)	Full Legal Name of Co-Subscriber (if applicable)

Signature of (or on behalf of) Subscriber	Signature of or on behalf of Co-Subscriber (if applicable)
Name:
Title:

Address of Subscriber	Address of Co-Subscriber (if applicable)

Social Security or Taxpayer	Social Security or Taxpayer Identification
Identification Number of Subscriber	Number of Co-Subscriber (if applicable)

Total Dollar Amount of Investment

Number of Shares:

Subscriber Acknowledgement

Please sign to indicate the acknowledgement of the following:

Robert Ainbinder is a shareholder and director of NYIAX, INC. He is also a Principal and Branch Manager at the New York City office of WestPark Capital Inc., the Placement Agent. In such capacities, there is potential for conflicts of interest that may arise in connection with his position as a director of the NYIAX, INC.

Name

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